UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

PALATIN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Deer Park Drive, Suite 204, Monmouth Junction, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 495-2200

4B Cedar Brook Drive, Cranbury, NJ 08512
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PTN1	NYSEAmerican

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

____________________

1 Palatin Technologies, Inc. (the “Company”) has received a notice from the NYSE American LLC (“NYSE American”) stating that the NYSE Regulation has determined that the Company is no longer suitable for listing pursuant to Section 1003(f)(v) of the NYSE American Company Guide due to the low selling price of the Company’s Common Stock. NYSE American commenced delisting proceedings in connection with the foregoing determination, and trading the Company’s common stock was suspended on May 7, 2025. From May 8, 2025 through June 6, 2025, the Company’s common stock traded on the Pink Market of the OTC Markets Group under the trading symbol “PTNT”. Since June 9, 2025, the Company’s common stock has traded on the OCTQB Market of the OTC Markets Group under the trading symbol “PTNT”.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 25, 2025, Palatin Technologies, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the following: (1) election of directors (“Item 1”), (2) an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock (the “Common Stock”) at a ratio of no less than 1-for-50 and not greater than 1-for-100 (“Item 2”) (3) ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 (“Item 3”), (4) approval of the issuance of shares of Common Stock upon exercise of certain Series B Common Stock purchase warrants (“Item 4”); (5) approval of the issuance of shares of Common Stock upon the exercise of certain Series D Common Stock purchase warrants (“Item 5”); (6) approval of the issuance of shares of Common Stock upon exercise of certain Series I Common Stock purchase warrants (“Item 6”); (7) approval of an amendment to the Company’s 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 3,000,000 shares (“Item 7”), (8) advisory approval of the frequency of future advisory votes on the compensation of our named executive officers (every year, every two years or every three years) (“Item 8”) and (9) advisory approval of the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2024 (“Item 9”).

As of June 20, 2025 (the “Record Date”), the total number of votes entitled to be cast at the Annual Meeting was 49,583,231, consisting of (i) 46,479,861 shares of Common Stock or equivalents thereof, each share entitled to one vote, (ii) 4,030 shares of Series A Preferred Stock, each share entitled to approximately 3.09 votes, representing an aggregate of 12,462 votes, and (iii) 3,400 shares of Series D Preferred Stock, each share entitled to approximately 909.09 votes per share, representing an aggregate of 3,090,908 votes. At the Annual Meeting, the total number of votes present in person or by proxy was 20,762,856, comprising 41.87% of the votes entitled to be cast at the Annual Meeting.

Item 1.	Election of Directors: The stockholders elected the following four directors to serve until the next annual meeting, or until their successors are elected and qualified, by the votes set forth below:

Nominees	FOR	WITHHELD	BROKER NON-VOTES
Carl Spana, Ph.D.	6,947,650	1,417,485	12,397,721
John K. A. Prendergast, Ph.D.	6,997,478	1,367,657	12,397,721
Alan W. Dunton, M.D.	7,001,861	1,363,274	12,397,721
Arlene M. Morris	6,999,016	1,366,119	12,397,721

Item 2.

To approve an amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of no less than 1-for-50 and not greater than 1-for-100.  The stockholders ratified the amendment as set forth below, with the exact ratio of the split to be determined by the Board of Directors in its sole discretion:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

12,442,489	8,230,553	109,814	—

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Item 3.

To ratify the appointment of KPMG LLP as Palatin’s independent registered public accounting firm for the fiscal year ending June 30, 2025.  The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

19,422,097	1,198,220	142,538	—

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Item 4.

To approve the issuance of shares of common stock upon the exercise of certain Series B Common Stock purchase warrants.  The stockholders approved the issuance of common stock upon the exercise of Series B Common Stock purchase warrants by the vote set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

5,213,886	3,052,193	99,056	12,397,721

Item 5.

To approve the issuance of shares of common stock upon the exercise of certain Series D Common Stock purchase warrants.  The stockholders approved the issuance of common stock upon the exercise of Series B Common Stock purchase warrants by the vote set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

5,238,998	3,032,462	93,675	12,397,721

Item 6.

To approve the issuance of shares of common stock upon the exercise of certain Series I Common Stock purchase warrants. The stockholders approved the issuance of common stock upon the exercise of Series I Common Stock purchase warrants by the vote set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

5,240,380	3,031,054	93,701	12,397,721

Item 7.

To approve an amendment to our 2011 Stock Incentive Plan, as amended and restated, to increase the number of shares available for equity awards by 3,000,000 shares.  The stockholders approved the amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares available for equity awards by 3,000,000 shares, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

4,910,514	3,188,039	266,582	12,397,721

Item 8.

To approve, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of our named executive officers.  The stockholders voted to advise the Company that the frequency of future advisory votes on the compensation of our named executive officers should be every year:

ONE YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES

7,306,473	231,949	490,141	336,572	12,397,721

Item 9.

To approve, on an advisory, non-binding basis, the compensation of our named executive officers for the fiscal year ended June 30, 2024.  The stockholders voted to advise the Company that they approve the compensation of the Company’s named executive officers, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

6,236,240	1,819,231	309,664	12,397,721

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 Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2025	PALATIN TECHNOLOGIES, INC.

/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Executive Vice President, Chief Financial Officer and Chief Operating Officer

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